UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 23, 2008

SEARCHLIGHT MINERALS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30995	98-0232244
(Commission File Number)	(IRS Employer Identification No.)

#120 - 2441 West Horizon Ridge Pkwy.
Henderson, Nevada	89052
(Address of Principal Executive Offices)	(Zip Code)

(702) 939-5247

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS

This Amendment on Form 8-K/A (the “Amendment”) amends and supplements the Form 8-K of Searchlight Minerals Corp. (the “Company”) as filed on December 23, 2008 with the Securities and Exchange Commission (the “SEC”) to include a disclosure that our management’s revised assessment of internal controls over financial reporting did not have an impact on our assessment of our disclosure controls and procedures as defined in Rule 13a-15(e).

Weaknesses in Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining an adequate system of internal control over financial reporting.  Our system of internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America.  Our internal control over financial reporting includes those policies and procedures that:

•	pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect our transactions and dispositions of our assets;

•
provide reasonable assurance that our transactions are recorded as necessary to permit preparation of our financial statements in accordance with accounting principles generally accepted in the United States of America, and that our receipts and expenditures are being made only in accordance with authorizations of our management and our directors; and

•	provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of our assets that could have a material effect on the financial statements.

Because of its inherent limitations, a system of internal control over financial reporting can provide only reasonable assurance and may not prevent or detect misstatements.  Further, because of changes in conditions, effectiveness of internal controls over financial reporting may vary over time.  Our system contains self monitoring mechanisms, and actions are taken to correct deficiencies as they are identified.

During the fourth quarter of 2008, in the course of preparing for our year end evaluation of effectiveness of our system of internal control over financial reporting based on the framework in  Internal Control—Integrated Framework  issued by the Committee of Sponsoring Organizations of the Treadway Commission, our management concluded that our system of internal control over financial reporting was not effective as of the year ended December 31, 2007 and the three month period ended March 31, 2008, which resulted in the restatements described below.  Although management does not anticipate making any further restatements to the financial statements for the periods ended June 30, 2008 and September 30, 2008, management believes that our weakness in internal controls continued during such periods.

Management has identified internal control deficiencies which resulted in the material restatements described above, which, in management’s judgment, represent material weakness in internal control over financial reporting.  The control deficiencies generally relate to controls over the accounting and disclosure for complex transactions to ensure such transactions are recorded as necessary to permit preparation of financial statements and disclosure in accordance with generally accepted accounting principles.  Such complex transactions include:

•	capital asset acquisitions, and

•	accounting for income taxes.

The internal control deficiencies associated with capital asset acquisitions relate to the acquisition accounting method used to record the 2007 acquisition of Transylvania, and the internal control deficiencies associated with accounting for income taxes relate to the purchase accounting treatment of the acquisition of the Clarkdale Slag Project, and the resultant computation of future deferred income tax liability assumed.

A material weakness in internal controls is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the financial statements would not be prevented or detected on a timely basis by us.

Management will continue to evaluate the effectiveness of our internal controls over financial reporting on an ongoing basis, and will take further action and implement improvements as necessary.

Management has taken steps to, and further plans to remediate these deficiencies in our internal control over financial reporting.  To date, the board of directors has appointed an independent director who will participate in the review our internal controls and who has been appointed to our audit committee.  We also have consulted with a third party financial consultant who has assisted in our restatement regarding our accounting for income taxes. Further, management will periodically assess its disclosure controls and procedures. In addition, management plans to:

•	complete a review, update and risk assessment of all of our financial controls and procedures;

•	provide additional training of financial staff;

•	purchase additional research materials and services;

•	shorten the financial closing process to allow more time for a thorough review; and

•	review and institute additional controls for each weakness.

Our registered public accounting firm has not yet commenced audit procedures on our internal control over financial reporting for the 2008 year end report.  We anticipate that our registered public accounting firm will perform audit procedures and report on our internal control over financial reporting concurrent with their annual 2008 financial statement audit.  Pursuant to temporary rules of the SEC, which only required a management’s report of internal controls beginning with the 2007 year-end report, our auditors were not required to report on our internal control over financial reporting for the 2007 year end.

In the course of our revised assessment of internal controls over financial reporting, we also re-assessed our disclosure controls and procedures as defined in Rule 13a-15(e) of the Exchange Act.  We have determined that although there was a material weakness in its internal controls over financial reporting, such material weakness was isolated and limited to accounting for complex transactions.  Thus, the restatements and management’s revised assessment of internal controls over financial reporting had no impact on our assessment of disclosure controls and procedures as defined in Rule 13a-15(e).  We believe that our disclosure controls and procedures, as defined in Rule 13a-15(e), were effective at the time of the restatements, and are still effective.

The SEC has stated that “while there is substantial overlap between a company’s disclosure controls and procedures and its internal control over financial reporting, there are both some elements of disclosure controls and procedures that are not subsumed by internal control over financial reporting, and some elements of internal controls that are not subsumed by the definition of disclosure controls and procedures.” (Management’s Report on Internal Control Over Financial Reporting and Certification of Disclosure in Exchange Act Periodic Reports, Release Nos. 33-8238; 34-47986; IC-26068, June 5, 2003).

We believe that we maintain a level of financial reporting and accounting expertise among our financial executives that is adequate and appropriate for our circumstances and size.  While this expertise is extensive, it is not to the depth that we are able to absolutely ensure our ability, absent retaining outside assistance (which we do from time-to-time), to address each and every complex accounting issue that may arise in the course of our operations.  However, this limitation does not per se mean that we do not maintain effective disclosure controls.

As a small company, all transactions are vetted by our top level executive officers.  As we and the size of our staff expand, we will institute such other controls as we deem appropriate to meet the requirements of Rule 13a-15(e).  In the interim, the accumulation and communication of information to our management, including specifically our Vice President, President, Chief Financial Officer and audit committee, demonstrate the effectiveness of our disclosure controls and procedures, because it ensures that information is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms, and that all necessary information is disclosed in a timely manner to our highest level executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 16, 2009

SEARCHLIGHT MINERALS CORP.

By:	/s/ Ian R. McNeil
Ian R. McNeil
President